UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 ________________________________________

FORM 8-K
 ________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2014

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comScore, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-33520	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)
(703) 438-2000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

 ________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for comScore, Inc. (the “Company”) for the three month period and full year ended December 31, 2013 as well as forward-looking statements relating to the first quarter ending March 31, 2014 and full year ending December 31, 2014 as presented in a press release issued on February 11, 2014.
The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On February 11, 2014, the Company announced that the board of directors of the Company appointed Serge Matta as Chief Executive Officer (“CEO”) of the Company. Mr. Matta will assume his new role on March 1, 2014, when current CEO Magid Abraham will retire from that position and transition to his new role as Executive Chairman of the Board of Directors. The Company’s press release announcing Mr. Matta’s appointment is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Mr. Matta, age 39, has served as the Company’s President since June 2013. From March 2012 to June 2013, Mr. Matta served as President, Commercial Solutions. Prior to that, he served in various senior positions at the Company, including as President, Mobile and Operator Solutions, and as Executive Vice President, overseeing the Company's worldwide Telecommunications and Mobile practice. Prior to joining the Company in 2000, Mr. Matta held positions at MicroStrategy within the consulting group. Mr. Matta holds a B.S. degree in Finance from George Mason University and an M.B.A. from American University.

There are no arrangements or understandings between Mr. Matta and any other persons pursuant to which he was selected as an officer. He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated February 11, 2014 announcing fourth quarter and full year 2013 financial results
99.2	Press release dated February 11, 2014 announcing the appointment of Serge Matta as Chief Executive Officer

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Kenneth J. Tarpey
Kenneth J. Tarpey Chief Financial Officer
Date: February 11, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 11, 2014 announcing fourth quarter and full year 2013 financial results
99.2	Press release dated February 11, 2014 announcing the appointment of Serge Matta as Chief Executive Officer